EXHIBIT 10.7.2
FINAL
SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT
AND WAIVER OF DEFAULTS
THIS SECOND AMENDMENT (the “Amendment”), dated May 16, 2007, is entered into by and between PURE EARTH, INC., a Delaware corporation (“Pure Earth”) and its wholly owned subsidiaries, PURE EARTH TRANSPORTATION AND DISPOSAL, INC., a Pennsylvania corporation, PURE EARTH MATERIALS, INC., a Delaware corporation, and JUDA CONSTRUCTION, LTD., a New York corporation, (collectively, the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”), acting through its Wells Fargo Business Credit operating division.
RECITALS
The Borrower and the Lender are parties to a Credit and Security Agreement dated October 24, 2006 (as amended from time to time, the “Credit Agreement”). Capitalized terms used in this Amendment have the meanings given to them in the Credit Agreement unless otherwise specified.
The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:
1. The definition of “Maximum Line” set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following:
““Maximum Line Amount” means $7,500,000 unless this amount is reduced pursuant to Section 2.10, in which event it means such lower amount.”
2. The definition of “Target Companies” shall be added to Section 1.1 of the Credit Agreement as follows:
“”Target Companies” means Casie Ecology Oil Salvage, Inc., Rezultz, Incorporated, and MidAtlantic Recycling Technologies, Inc.

3. The definition of “Stock Pledge Agreement” shall be added to Section 1.1 of the Credit Agreement as follows:
“Stock Pledge Agreement” means the Borrower’s agreement in favor of the Lender in substantially the form of Exhibit D hereto, as same may be renewed and amended from time to time, and all replacements thereto.”
4. Section 2.7(e) shall be amended as follows:
“(e) Termination and Line Reduction Fees. If (i) the Lender terminates the Credit Facility during a Default Period, or if (ii) the Borrower terminates or reduces the Credit Facility on a date prior to the Maturity Date, then the Borrower shall pay the Lender as liquidated damages and not as a penalty a termination fee in an amount equal to a percentage of the Maximum Line Amount (or the reduction of the Maximum Line Amount, as the case may be) calculated as follows: (A) two percent (2%) if the termination or reduction occurs on or before the first anniversary of the Funding Date; or (B) one percent (1%) if the termination or reduction occurs after the first anniversary of the Funding Date.
As a one-time accommodation to the Borrower, the termination fee applicable for any complete termination of the Credit Facility shall be charged as if the Maximum Line Amount is $5,000,000. This accommodation shall not be applicable to future increases of the Maximum Line Amount.”
5. Section 6.2(b) of the Credit Agreement shall be amended as follows:
“(b) Capital Expenditures. The Borrower will not incur or contract to incur unfinanced Capital Expenditures of more than $725,000 for the fiscal year ending December 31, 2006 and $300,000 in the aggregate during any subsequent fiscal year. The Borrower may make additional Capital Expenditures on behalf of the Target Companies from the New Equity of $1,000,000 on or before July 31, 2007 and $1,500,000 upon installation of second indirect dryer and BDAT unit at 3137 Chammings Drive, Vineland, New Jersey on or before March 30, 2009, provided no Event of Default exists.”
6. Exhibit A of the Credit Agreement shall be deleted and replaced with Exhibit A attached hereto.
7. Exhibit B of the Credit Agreement shall be deleted and replaced with Exhibit B attached hereto.
8. Schedule 5.1 of the Credit Agreement shall be deleted and replaced with Schedule 5.1 attached hereto.
9. Schedule 5.2 of the Credit Agreement shall be deleted and replaced with Schedule 5.2 attached hereto.

10. Schedule 5.5 of the Credit Agreement shall be deleted and replaced with Schedule 5.5 attached hereto.
11. Schedule 6.3 of the Credit Agreement shall be deleted and replaced with Schedule 6.3 attached hereto.
12. Schedule 6.4 of the Credit Agreement shall be deleted and replaced with Schedule 6.4 attached hereto.
13. Consent to Acquisition. The Lender consents to the Borrower’s acquisition of the Target Companies on the terms and conditions set forth in the Stock Purchase Agreement dated as of February 13, 2007, as amended by a certain First Amendment to Stock Purchase Agreement dated as of February 28, 2007, a certain Second Amendment to Stock Purchase Agreement, dated as of March 26, 2007, and a certain Third Amendment to Stock Purchase Agreement, dated as of May 7, 2007 among the Borrower, the Target Companies, Gregory W. Call and Rex Mouser.
14. Preferred Stock Issuance. The Borrower shall request the Lender’s approval, if any party seeks to exercise the put/call provisions contained in any preferred stock issuance.
15. Release of Guarantor. Environmental Venture Partners LLC is hereby released as Guarantor, as this entity was legally dissolved on February 15, 2007.
16. Consent to Name Change. American Transportation and Disposal Systems, Ltd. shall change its name to Pure Earth Transportation and Disposal, Inc. South Jersey Development, Inc. shall change its name to Pure Earth Materials, Inc.
17. Formation of Pure Earth of PA, Inc. The Borrower may form Pure Earth of PA, Inc., as a wholly owned subsidiary. Pure Earth of PA, Inc. shall become a Borrower following its formation and upon approval by the Lender of the Constituent Documents of Pure Earth of PA, Inc.
18. Waiver of Defaults. The Borrower is in default of the following provisions of the Credit Agreement (collectively, the “Existing Defaults”):

Section/Covenant	Required Performance	Actual Performance

6.1(d) Projections	Projections due by December 1, 2006.	Projections to be provided by May 31, 2007.

Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Existing Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.
19. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.
20. Amendment Fee. The Borrower shall pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of $20,000 in consideration of the Lender’s execution and delivery of this Amendment.
21. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:
(a) The Revolving Note, duly executed on behalf of the Borrower.
(b) The Acknowledgment and Agreement of Guarantors set forth at the end of this Amendment, duly executed by each Guarantor.
(c) The Stock Pledge Agreement, duly executed by the Borrower.
(d) The Subordination Agreement of Gregory W. Call, in form and substance acceptable to the Lender.
(e) A Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower’s secretary or assistant secretary dated October 24, 2006 continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority of the Borrower’s secretary or assistant secretary dated December 29, 2006, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.
(f) Payment of the fee described in Paragraph 20.

(g) Evidence of the dissolution of Environmental Venture Partners LLC satisfactory to the Lender.
(h) Evidence of name changes set forth in Paragraph 16 satisfactory to the Lender.
(i) Current searches of appropriate filing offices showing that no Liens have been filed and remain in effect against Pure Earth Transportation and Disposal, Inc., and Pure Earth Materials, Inc. except Permitted Liens or Liens held by Persons who have agreed in writing that upon receipt of proceeds of the initial Advances, they will satisfy, release or terminate such Liens in a manner satisfactory to the Lender.
(j) A current certificate issued by the Secretary of State of Delaware relating to Pure Earth Transportation and Disposal, Inc. and the Secretary of State of Pennsylvania relating to Pure Earth Materials, Inc. certifying that Pure Earth Transportation and Disposal, Inc., and Pure Earth Materials, Inc. are in compliance with all applicable subsistence requirements of the States of Delaware and Pennsylvania.
(k) Certificates of the insurance required under the Credit Agreement, with all hazard insurance containing a lender’s loss payable endorsement in the Lender’s favor subject to the rights of any Person having security interests in assets of Pure Earth Transportation and Disposal, Inc., and Pure Earth Materials, Inc. senior in priority to the right therein in favor of Lender and with all liability insurance naming the Lender as an additional insured.
(l) A true and correct copy of the closing binder(s) evidencing the Borrower’s acquisition of the Target Companies, including but not limited to the Stock Purchase Agreement dated as of March 30, 2007 among the Borrower, the Target Companies and Gregory W. Call.
(m) Such other matters as the Lender may require.
22. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:
(a) The Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments has been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

(b) The execution, delivery and performance by the Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.
(c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.
23. References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.
24. No Other Waiver. Except as otherwise provided in Paragraph 14 hereof, the execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or a waiver of any breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.
25. Release. The Borrower, and each Guarantor signing the Acknowledgment and Agreement of Guarantors set forth below, hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or each Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

26. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under Paragraph 20 of this Amendment.
27. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WELLS FARGO BANK,		PURE EARTH, INC.		PURE EARTH MATERIALS, INC.
NATIONAL ASSOCIATION

By:	/s/ Alan I. Cohen	By:	/s/ Brent Kopenhaver	By:
	Alan I. Cohen		Brent Kopenhaver
	Its Vice President		Its Executive Vice President		Its President

JUDA CONSTRUCTION, LTD.

		By:	/s/ Brent Kopenhaver Brent Kopenhaver
Its Treasurer

PURE EARTH TRANSPORTATION AND
DISPOSAL, INC.

		By:	/s/ Brent Kopenhaver Brent Kopenhaver
Its Treasurer

PURE EARTH MATERIALS, INC.

		By:	/s/ Brent Kopenhaver Brent Kopenhaver
Its Treasurer

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS
The undersigned, each a guarantor of the indebtedness of Pure Earth, Inc. and its wholly owned subsidiaries (the “Borrower”) to Wells Fargo Bank, National Association (the “Lender”), acting through its Wells Fargo Business Credit operating division, pursuant to a Guaranty dated December 29, 2006 (the “Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Paragraph 25 of the Amendment) and execution thereof; (iii) reaffirms all obligations to the Lender pursuant to the terms of the Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrower’s present and future indebtedness to the Lender.

Geo Methods, LLC		Terrasyn Environmental Corp.

By:	/s/ Brent Kopenhaver Brent Kopenhaver	By:	/s/ Brent Kopenhaver Brent Kopenhaver
	Its Treasurer		Its Treasurer

Address:		Address:
One Neshaminy Interplex, Ste. 201		One Neshaminy Interplex, Ste. 201
Trevose, PA 19053		Trevose, PA 19053
Attention: Brent Kopenhaver		Attention: Brent Kopenhaver

Bio Methods, LLC

		By:	/s/ Brent Kopenhaver Brent Kopenhaver
Its Treasurer

Address:
One Neshaminy Interplex, Ste. 201
Trevose, PA 19053
Attention: Brent Kopenhaver

Exhibit A
REVOLVING NOTE

$7,500,000	May _____, 2007
For value received, the undersigned, PURE EARTH, INC., a Delaware corporation and its subsidiaries, PURE EARTH TRANSPORTATION AND DISPOSAL, INC., a Pennsylvania corporation, PURE EARTH MATERIALS, INC., a Delaware corporation, and JUDA CONSTRUCTION, LTD., a New York corporation, (collectively, the “Borrower”), hereby promise, jointly and severally, to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”), acting through its Wells Fargo Business Credit operating division, on the Termination Date referenced in the Credit and Security Agreement dated the same date as this Revolving Note that was entered into by the Lender and the Borrower (as amended from time to time, the “Credit Agreement”), at Lender’s office located at Philadelphia, Pennsylvania, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Seven Million Five Hundred Thousand Dollars ($7,500,000) or the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrower under the Credit Agreement, together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Revolving Note is fully paid at the rate from time to time in effect under the Credit Agreement.
This Revolving Note is the Revolving Note referenced in the Credit Agreement, and is subject to the terms of the Credit Agreement, which provides, among other things, for acceleration hereof. Principal and interest due hereunder shall be payable as provided in the Credit Agreement, and this Revolving Note may be prepaid only in accordance with the terms of the Credit Agreement. This Revolving Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.
The Borrower shall pay all costs of collection, including reasonable attorneys’ fees and legal expenses if this Revolving Note is not paid when due, whether or not legal proceedings are commenced.
Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

This Note supersedes and replaces, but does not extinguish, any of the unpaid liabilities and obligations under, nor does this Note constitute a novation with respect to the Revolving Note dated October 24, 2006 in the original principal amount of $5,000,000 executed by the Borrower in favor of the Lender.

PURE EARTH, INC.

By:
Brent Kopenhaver
Its Executive Vice President

JUDA CONSTRUCTION, LTD.

By:
Brent Kopenhaver
Its Treasurer

PURE EARTH TRANSPORTATION AND DISPOSAL, INC.

By:
Brent Kopenhaver
Its Treasurer

PURE EARTH MATERIALS, INC.

By:
Brent Kopenhaver
Its Treasurer

PURE EARTH MATERIALS, INC.

By:

Its President

Exhibit B to Credit and Security Agreement
COMPLIANCE CERTIFICATE

1.	To: Wells Fargo Bank, National Association
Date:	[ , 200 _____]
Subject:	Financial Statements
In accordance with our Credit and Security Agreement dated as of [                    ](as amended from time to time, the “Credit Agreement”), attached are the financial statements of PURE EARTH, INC., a Delaware corporation and its subsidiaries, PURE EARTH TRANSPORTATION AND DISPOSAL, INC., a Pennsylvania corporation, PURE EARTH MATERIALS, INC., a Delaware corporation, and JUDA CONSTRUCTION, LTD., a New York corporation (collectively, the “Borrower”) as of and for                     , 200_____ (the “Reporting Date”) and the year-to-date period then ended (the “Current Financials”). All terms used in this certificate have the meanings given in the Credit Agreement.
I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower’s financial condition as of the date thereof.
I further hereby certify as follows: Events of Default. (Check one):
•	The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement except as previously reported in writing to the Lender.

•	The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement not previously reported in writing to the Lender and attached hereto is a statement of the facts with respect to thereto. The Borrower acknowledges that pursuant to Section 2.6(d) of the Credit Agreement, the Lender may impose the Default Rate at any time during the resulting Default Period.

•	Material Adverse Change in Litigation Matters of the Borrower. I further hereby certify as follows (check one):
•	The undersigned has no knowledge of any material adverse change to the litigation exposure of the Borrower or any of its Affiliates.

•	The undersigned has knowledge of material adverse changes to the litigation exposure of the Borrower or any of its Affiliates not previously disclosed in Schedule 5.7. Attached to this Certificate is a statement of the facts with respect thereto.

Financial Covenants. I further hereby certify as follows (check and complete each of the following):
1. Minimum Tangible Net Worth. Pursuant to Section 6.2(a) of the Credit Agreement, as of the Reporting Date, the Borrower’s Tangible Net Worth was $                     , which satisfies does not satisfy the requirement that such amount be not less than $2,500,000 on the Reporting Date.
2. Capital Expenditures. Pursuant to Section 6.2(b) of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has expended or contracted to expend during the year ended [                    , 200_____,_] for unfinanced Capital Expenditures, $                     in the aggregate, which satisfies  does not satisfy the requirement that such unfinanced expenditures not exceed $750,000 in the aggregate during the fiscal year ending December 31, 2006 and $300,000 in the aggregate during any subsequent fiscal year. The Borrower has/has not made additional Capital Expenditures on behalf of the Target Companies from the New Equity of $1,000,000 on or before July 31, 2007. The Borrower has/has not made additional Capital Expenditures on behalf of the Target Companies from the New Equity of $1,500,000 upon installation of second indirect dryer and BDAT unit at 3137 Chammings Drive, Vineland, New Jersey on or before March 30, 2009.
3. Salaries. As of the Reporting Date, the Borrower has not paid excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation, and as a consequence is/is not in compliance with Section 6.8 of the Credit Agreement.
4. Advances to Affiliates. As of the Reporting Date, outstanding advances to Terrasyn Environmental Corp. and Environmental Venture Partners LLC (the “Acquired Entities”) ☐ do ☐ do not satisfy the requirement that no more than $300,000 may be owed by Terrasyn Environmental Corp. and Environmental Venture Partners LLC to the Administrative Borrower at any time. For the year-to-date period ended                        _____, 200_____, the Administrative Borrower has advanced to the Acquired Entities $                     in the aggregate and has received $                     in the aggregate from the Acquired Entities.
Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

PURE EARTH, INC.

By:
Its Chief Financial Officer

EXHIBIT D

Schedule 5.1 to Credit and Security Agreement
TRADE NAMES, CHIEF EXECUTIVE OFFICE, PRINCIPAL PLACE OF
BUSINESS,
AND LOCATIONS OF COLLATERAL
TRADE NAMES
•	Pure Earth, Inc. was formerly known as Info Investors, Inc. Its name was changed on January 17, 2006.

•	South Jersey Development, Inc. has operated only under its corporate name since inception. Name changed to Pure Earth Materials, Inc. effective 2/26/07.

•	Juda Construction, Ltd. has operated only under its corporate name since inception.

•	American Transportation & Disposal Systems, Ltd. has operated only under its corporate name since inception. It did, however, change its name to Pure Earth of New York, Inc. on April 24, 2006, and changed it back to American Transportation & Disposal Systems, Ltd. on September 1, 2006. The company’s name was changed to Pure Earth Transportation & Disposal, Inc. effective as of February 28, 2007.

•	None of the borrowers has otherwise operated under any other trade name.
CHIEF EXECUTIVE OFFICE/PRINCIPAL PLACE OF BUSINESS
Pure Earth, Inc. Chief Executive Office and Principal Place of Business:
One Neshaminy Interplex, Suite 201
Trevose, PA 19053
Pure Earth Materials, Inc. Chief Executive Office:
One Neshaminy Interplex, Suite 201
Trevose, PA 19053
Pure Earth Materials, Inc. Principal Place of Business:
9505 Fairview Avenue (95th Street)
North Bergen, NJ 07047
Juda Construction, Ltd. Chief Executive Office and Principal Place of Business:
1215 E. Bay Avenue
Bronx, NY 10474

S-5.1-1

Pure Earth Transportation & Disposal, Inc. Chief Executive Office and Principal Place of Business:
400 Tiffany Street
Bronx, NY 10474
Terrasyn Environmental Corp.
36 Sheffield Street
Waterbury, CT 06704
Bio Methods, LLC
36 Sheffield Street
Waterbury, CT 06704
Geo Methods, LLC
36 Sheffield Street
Waterbury, CT 06704
Casie Ecology Oil Salvage, Inc. t/a Casie Protank
PO Box 92
Franklinville, NJ 08322
3209 N. Mill Road
Vineland, NJ 08360
Rezultz
PO Box 92
Franklinville, NJ 08322
3209 N. Mill Road
Vineland, NJ 08360
Mid Atlantic Recycling Technologies, Inc.
3137 Chammings Court
Vineland, NJ 08360

S-5.1-2

OTHER INVENTORY AND EQUIPMENT LOCATIONS
Inventory–
N/A
Equipment –
•	Juda Construction, Ltd. owns a crushing unit located at 9505 Fairview Avenue (95th Street), North Bergen, NJ 07047, which is operated by Pure Earth Materials, Inc. All other Juda equipment is stored at 400 Tiffany Street, Bronx, NY.

•	Pure Earth Materials, Inc.’s equipment is located at 9505 Fairview Avenue (95th Street), North Bergen, NJ 07047.

S-5.1-3

Schedule 5.2 to Credit and Security Agreement
CAPITALIZATION OF PURE EARTH, INC. AND ORGANIZATIONAL CHART

		No. of shares (after
	Type of	exercise of all rights	Percent interest on
Holder	Rights/Stock	to acquire shares)	a fully diluted basis

Public Company	Common Stock	17,283,972	100%

Mark Alsentzer	Common Stock	2,660,000	Approx. 17%
Mr. Alsentzer is the only Person owing 10% or more of Pure Earth, Inc.
Organizational chart showing the ownership structure of all Subsidiaries of the Pure Earth, Inc.

S-5.2-1

Schedule 5.5 to Credit and Security Agreement
SUBSIDIARIES
Pure Earth Materials, Inc. (100% owned subsidiary of Pure Earth, Inc.)
Pure Earth Transportation & Disposal, Inc. (100% owned subsidiary of Pure Earth Materials, Inc.)
Juda Construction, Ltd. (100% owned subsidiary of Pure Earth Materials, Inc.)
Terrasyn Environmental Corp. (100% owned subsidiary of Pure Earth, Inc.)
Geo Methods, LLC (100% owned subsidiary of Pure Earth, Inc.)
Bio Methods, LLC (100% owned subsidiary of Pure Earth, Inc.)
Casie Ecology Oil Salvage, Inc. t/a Casie Protank (100% owned subsidiary of Pure Earth, Inc.)
Rezultz (100% owned subsidiary of Pure Earth, Inc.)
Mid Atlantic Recycling Technologies, Inc. (100% owned subsidiary of Pure Earth, Inc.)

S-5.5-1

Schedule 6.3 to Credit and Security Agreement
PERMITTED LIENS

				Filing
Borrower	Creditor	Collateral	Jurisdiction	Date	Filing Number

Juda	City of NY	$13,110.00	Bronx County	7/15/02	Index #2000SX03950000
Juda	Nicholas Raptis	$1,251,693.12	Bronx County	4/4/03	Index #16529/990000

	Note: Lawsuit above from Nicholas Raptis was dismissed from the courts — no longer a liability or judgment. Provided documents to the bank.

Juda	City of New York Law Dept.	$27,230.00	Bronx County	9/27/04	Index #04AL0216080000
Juda	Gonzalez Emmanuel	$617.84	Bronx County	1/19/05	Index #14540/02
Juda	Atlantic Mutual Ins Co	$58,929.11	Westchester County Supreme	6/27/06	1372-06

	Note: Our truck flipped over bridge and landed on equipment in yard. It caused damage to the equipment. Our insurance company should cover this lien.

Pure Earth Materials, Inc.	John Deere Construction & Forestry Co	John Deere 750C Crawler Dozer S/N 933757 (per amendment)	PA Sec. of State	4/17/06	2006041703522 (amended collateral descrip. in 2006041702570)
Pure Earth Materials, Inc.	John Deere Construction & Forestry Co	John Deere 750C Crawler Dozer S/N 506205	PA Sec. of State	4/17/06	2006041703041
Juda	Orix Credit Alliance, Inc.	New Flow Boy Semi End Dump Trailer	NY Sec. of State	4/30/97 continued 12/6/01	088672 240073
Juda	Orix Credit Alliance, Inc.	3 Western Star Tractors & 1 Ford Van	NY Sec. of State	7/22/98 continued 7/22/03	157161 200307221359452
Juda	Orix Credit Alliance, Inc.	2 Travis Steel HRS Dump Trailers	NY Sec. of State	8/7/98 continued 7/23/03	169514 200307221359440
Juda	Orix Financial Services, Inc.	2 – 2006 Kenworth T800	NY Sec. of State	9/29/05	200509295858254

S-6.3-1

				Filing
Borrower	Creditor	Collateral	Jurisdiction	Date	Filing Number

Juda	Paccar Financial Corporation	2005 Kenworth T800	NY Sec. of State	9/15/04	200409150936723
Juda	All Points Capital Corporation	1987 Caterpillar Excavator, 1994 Hitachi Excavator (list of additional equipment)	NY Sec. of State	4/12/05	200504120501033
Juda	All Points Capital Corporation	2006 Kenworth W900B Tri-Axle Dump	NY Sec. of State	12/23/05	200512236119216
Juda	Key Equipment Finance, Inc.	Specific Equipment	NY Sec. of State	5/17/06	200605175480466
Juda	Daimler Chrysler Financial Services Americas, LLC	Specific Equipment	NY Sec. of State	6/7/06	200606075555947
Casie, Rezultz, Mart	Parke Bank	All assets	NJ Sec. of State
Casie, Rezultz, Mart	Citi Capital	Gradall	NJ Sec of State
Casie, Rezultz, Mart	Capital Lease	2004 Lincoln Towne Car	NJ Sec. of State

S-6.3-2

Schedule 6.4 to Credit and Security Agreement
Permitted Indebtedness and Guaranties

INDEBTEDNESS

	Principal
	Amount
	(as of	Maturity	Monthly
Creditor	3/31/07)	Date	Payment	Collateral
Orix Financial Services	$149,716.00	9/1/08	$9,314.00	2- 2006 Kenworths
Hitachi	$9,234.00	7/5/07	$3,078.00	Kawasaki Loader
Key Equipment	$11,158.00	7/6/07	$3,770.00	2004 Kenworth
DCS	$28,902.00	5/9/08	$2,153.40	2001 Kenworth
GE Transportation Finance	$3,068.00	3/2/07	$3,127.10	2- 2004 Flowboys
Pacar Financial	$21,516.00	9/1/07	$4,397.35	2005 Kenworth
Pinnacle – All Points	$391,529.00	4/15/09	$18,240.00	1987 Cat. Exc.; 1994 Hitachi Exc.; and other equipment
Key Equipment	$206,713.00	9/12/06	$12,863.11	3- 2005 Kenworths
DCS	$208,669.00	9/23/08	$12,928.08	3- 2006 Western Stars
DCS	$474,500.00	6/18/11	$11,275.42	4- 2006 Western Stars
John Deere	$82,851.50	9/10/09	$3,218.38	JD750 Tractor
Subordinated Debentures	$800,000.00	6/30/08	N/A	Stock
Loehmann-Blasius Chevrolet, Inc.	$40,591.64	10/2011	$765.88	2007 Chevrolet Avalanche
Loehmann-Blasius Chevrolet, Inc.	$26,858.81	10/2011	$506.77	2004 Ford F-150
Pure Earth, Inc.	$11,500.00	On Demand	Short-Term Loan	1985 Gus Pech Rotary/Auger Drill Machine
Parke Bank	$6,000,000.00	Various	Various	All assets
Greg Call – Sub. Debt	$4,425,000.00	Various	Various	Unsecured
Citi Capital	$43,491.00	4/2010	$1,169.65	Gradual
Capital Lease	$20,835.00	3/2009	$771.66	2004 Lincoln Town Car
Misc. Equipment Lines	$437,000.00	N/A	N/A	N/A